                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material pursuant to
    Rule 14a-11(c) or Rule 14a-12



                            RAINING DATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:
    2)   Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)   Proposed maximum aggregate value of transaction:
    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box, if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:
================================================================================

                            RAINING DATA CORPORATION
                              17500 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 12, 2001

                                 ---------------

To the stockholders:


    Notice is hereby given that the Annual Meeting of Stockholders of Raining Data Corporation, a Delaware corporation (the "Company"), will be held at the Crown Plaza Hotel, located at 17941 Von Karman Avenue, Irvine, California 92614, on Wednesday, December 12, 2001 at 1:00 p.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this
Notice:


    1. To elect two Class II directors of the Company to serve a term of three years or until their successors are duly elected and qualified;

    2. To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 to 60,000,000 common shares;

    3. To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to change the required size of the Board of Directors;

    4. To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to grant the Board of Directors authority to make, adopt, amend or repeal the Company's Bylaws;

    5. To approve and adopt the Raining Data Corporation 2001 Employee Stock Purchase Plan;

    6. To ratify the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2002; and

    7. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on October 29, 2001, are entitled to notice of and to vote at the meeting of or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 17500 Cartwright Road, Irvine, California 92614, for a period of ten days prior to the Annual Meeting.

    A copy of the Company's Annual Report for the fiscal year ended March 31, 2001, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the meeting and further information regarding each proposal to be made.

    STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.


                                        By Order of the Board of Directors,

                                        /s/ Geoffrey P. Wagner

                                        Geoffrey P. Wagner
                                        Chairman of the Board
Irvine, California

November 13, 2001

                            RAINING DATA CORPORATION
                              17500 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

               ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 12, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING


    This Proxy Statement is furnished by the Board of Directors of Raining Data Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on Wednesday, December 12, 2001, at 1:00 p.m. local time, at the Crown Plaza Hotel, 17941 Von Karman Avenue, Irvine, California 92614, and at all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED. This Proxy Statement and the Notice of Meeting and Proxy are being mailed to stockholders on or about November 13, 2001.


    The close of business on October 29, 2001 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 17,845,097 shares of common stock and 300,000 shares of Series A Convertible Preferred Stock. Except for the purposes of voting on Proposal Two, the Series A Convertible Preferred Stock will be treated as though it had been converted into 500,100 shares of the Company's common stock for purposes of voting at the Meeting. On all matters that come before the Meeting, each stockholder or his or her Proxy will be entitled to one vote for each share of common stock of which such stockholder was the holder on the record date.


    The holders of a majority of the Company's stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by Proxy, will constitute a quorum for the transaction of business at the Meeting or any adjournment thereof. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), the Company believes that abstentions should be counted for purposes of determining if a quorum is present at the Meeting for the transaction of business. With respect to broker nominee votes, the Delaware Supreme Court has held that broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Broker "non-votes" are included in determining the number of shares voted on the following proposals and will have the same effect as a vote against such proposal: (a) Proposal Two: to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock; (b) Proposal Three: to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to change the required size of the Board of Directors; (c) Proposal Four: to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to grant the Board of Directors authority to make, adopt, amend or repeal the Company's Bylaws; and (d) Proposal Six: to ratify the selection of Grant Thornton LLP as the Company's independent accountants. Although broker non-votes and abstentions will be counted for the purposes of attaining a quorum for Proposal One, directors are elected by a plurality of the votes of the shares of common stock represented and voted at the meeting and, therefore, broker non-votes and abstentions will have no effect on the outcome of the election of directors. In addition, broker non-votes and abstentions will be counted for the purposes of attaining a quorum for Proposal Five, however, only abstentions will have the same effect as a vote against this matter. The affirmative vote of two-thirds (2/3) of the holders of the outstanding shares of common stock is required for approval of Proposal Three. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required for approval of Proposals Two and Four. In addition, the affirmative vote of a majority of the shares of common stock having voting power present in person or represented by Proxy at the Meeting is required for approval of Proposal Five and Proposal Six.

    Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.


    The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's common stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of October 1, 2001 by: (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock; (ii) each of the Company's directors and nominees for director; (iii) each of the Company's executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation"; and (iv) all current directors and executive officers of the Company as a group. As of October 1, 2001, there were 17,843,335 shares of common stock outstanding and 300,000 shares of Series A Convertible Preferred Stock outstanding. As of October 1, 2001, Astoria Capital Partners L.P. owned all of the outstanding shares of Series A Convertible Preferred Stock.


                                                       SHARES OF COMMON STOCK
                                                         BENEFICIALLY OWNED
                                                       ----------------------
NAME OF BENEFICIAL OWNER(1)                              NUMBER       PERCENT
---------------------------                            ----------     -------
5% STOCKHOLDERS:
Astoria Capital Partners, L.P. and affiliates(2) ...   11,703,647      58.5%
Rockport Group, LP and affiliates(3) ...............    2,270,000      12.7
Philip and Debra Barrett Charitable Trust(4) .......    1,674,055       9.4

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS:

Gil Figueroa(5) ....................................      717,916       4.0
Gerald F. Chew(6) ..................................      126,825       *
Douglas G. Marshall(7) .............................      126,825       *
Geoffrey P. Wagner(8) ..............................    2,310,000      12.9
Bryan Sparks(9) ....................................       96,825       *
Bryce J. Burns(10) .................................       61,438       *
Carlton H. Baab(11) ................................   12,059,212      59.0
Mario Barrenechea(12) ..............................       91,646       *
Scott K. Anderson, Jr.(13) .........................       61,098       *
Gwyneth Gibbs(14) ..................................      156,257       *
James Dorst(15) ....................................            0       *
Richard Lauer(16) ..................................       91,648       *
Tim Holland(17) ....................................      196,025       1.1
All executive officers and directors as a group
(15 persons)(18) ...................................   15,850,809      75.0%

--------------------

 *    Represents less than 1% of the outstanding common stock.


(1) Except as otherwise indicated below, the Company believes the persons whose names appear in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. In addition, except as otherwise stated, the address of each of the persons listed in the above table is: c/o Raining Data Corporation, 17500 Cartwright Road, Irvine, California 92614.

(2) The principal address of Astoria Capital Partners L.P. is 6600 SW 92nd Avenue, Suite 370, Portland, Oregon 97223. Based on a Schedule 13D filed on October 12, 2001, shares of common stock beneficially owned includes 500,100 shares of common stock which may be acquired upon conversion of 300,000 shares of Series A Convertible Preferred Stock, and warrants to purchase an aggregate of 1,663,860 shares of common stock exercisable within 60 days of October 1, 2001. Also includes 64,600 shares of common stock beneficially owned by Astoria Capital Management, Inc. ("ACM") and Richard Koe, which are the general partners of Astoria Capital Partners L.P. Excludes an additional 70,391 shares of common stock and 129,318 shares underlying a warrant, all of which shares are subject to the Holdback in connection with the PickAX acquisition.

(3) The principal address of Rockport Group LP is 6600 SW 92nd Avenue, Suite 370, Portland, Oregon 97223. Based on a Schedule 13D/A filed on September 13, 2001, shares of common stock beneficially owned includes 1,420,000 shares of common stock owned by Rockport Group LP, and 850,000 shares of common stock owned by RCJ Capital Partners LP, of which Rockport Group LP is the sole general partner. Geoffrey P. Wagner, a member of our Board of Directors, is the sole general partner of Rockport Group LP.

(4) The principal address of the trust is 3223 Deer Run Avenue South, Salem, Oregon 97302. Based in part on a Schedule 13D filed on May 12, 1999, shares of common stock beneficially owned includes 1,650,000 shares held by the trust, of which Philip and Debra Barrett are the sole trustees and beneficiaries, and 24,055 shares of common stock underlying a warrant held by Mr. Barrett that is exercisable within 60 days of October 1, 2001.

(5) Includes 30,550 shares of common stock underlying options held by Mr. Figueroa that are exercisable within 60 days of October 1, 2001. Excludes 76,374 shares of common stock subject to the Holdback in connection with the PickAX acquisition.

(6) Represents 126,825 shares of common stock underlying options and warrants held by Mr. Chew that are exercisable within 60 days of October 1, 2001.

(7) Represents 126,825 shares of common stock underlying options and warrants held by Mr. Marshall that are exercisable within 60 days of October 1, 2001.

(8) Includes warrants held by Mr. Wagner to purchase 4,167 shares of common stock exercisable within 60 days of October 1, 2001, 25,833 shares of common stock owned by Mr. Wagner directly, 1,420,000 shares of common stock owned by Rockport Group LP, 850,000 shares of common stock owned by RCJ Capital Partners LP, of which Rockport Group LP is the sole general partner. Mr. Wagner is the sole general partner of Rockport Group LP. Also includes 10,000 shares of common stock held by a trust of which Mr. Wagner's wife is the sole beneficiary. Mr. Wagner disclaims beneficial ownership of such 10,000 shares except to the extent of his pecuniary interest in such shares.

(9) Represents 96,825 shares of common stock underlying options held by Mr. Sparks that are exercisable within 60 days of October 1, 2001.

(10) Represents 61,438 shares of common stock underlying options held by Mr. Burns that are exercisable within 60 days of October 1, 2001.

(11) Includes 420,165 shares of common stock underlying options held by Mr. Baab that are exercisable within 60 days of October 1, 2001. Also includes the following shares beneficially owned by Astoria Capital Partners L.P. ("ACP"): 9,475,087 shares of common stock (which excludes 70,391 shares of common stock subject to the Holdback in connection with the PickAX acquisition), 500,100 shares of common stock which may be acquired upon conversion of 300,000 shares of Series A Convertible Preferred Stock, and warrants to purchase an aggregate of 1,663,860 shares of common stock exercisable within 60 days of October 1, 2001. Mr. Baab is an employee of ACM, which is a general partner of ACP. As a general partner of ACP, ACM has a special profit interest in ACP's realized and unrealized gains and income in excess of a specified hurdle rate, subject to certain additional conditions. As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation ACP receives for the year in question. Mr. Baab disclaims beneficial ownership of the securities held by ACP.

(12) Represents 91,646 shares of common stock underlying options held by Mr. Barrenechea that are exercisable within 60 days of October 1, 2001.

(13) Represents 61,098 shares of common stock underlying options held by Mr. Anderson that are exercisable within 60 days of October 1, 2001.

(14) Includes 56,125 shares of common stock underlying options held by Ms. Gibbs that are exercisable within 60 days of October 1, 2001.

(15) Mr. Dorst resigned as a member of our Board of Directors on August 14, 2000 and resigned as an officer of the Company on October 16, 2000.

(16) Represents 91,646 shares of common stock underlying options held by Mr. Lauer that are exercisable within 60 days of October 1, 2001. Mr. Lauer served as our President and Chief Operating Officer from December 29, 2000 until he left the Company in August 2001.

(17) Includes 81,464 shares of common stock underlying options held by Mr. Holland that are exercisable within 60 days of October 1, 2001. Excludes 12,729 shares of common stock subject to the Holdback in connection with the PickAX acquisition. Mr. Holland served as our Senior Vice President and Chief Technology Officer from the time of the PickAx acquisition until he left the Company in August 2001.

(18) Includes an aggregate of 3,282,391 shares of common stock issuable upon exercise of options or warrants exercisable within 60 days of October 1, 2001.

CHANGE OF CONTROL

    On December 1, 2000, a wholly owned subsidiary of the Company merged with and into PickAX, Inc.("PickAX"), the parent corporation of a group of computer software development, marketing, sales and distribution companies principally providing database management software. As a result of the merger, the Company owns all of the voting securities of PickAX. The merger was approved by the Company's Board of Directors on August 23, 2000 and by the Company's stockholders at a special meeting held on November 29, 2000.

    The consideration paid by the Company to PickAX stockholders in connection with the merger consisted of approximately 2,847,978 newly issued shares of the Company's common stock in exchange for all of the outstanding stock of PickAX, subject to a holdback of ten percent (10%) of such shares in the event the revenues of the combined companies do not reach certain specified levels (the "Holdback"). In addition, the Company exchanged preexisting PickAX employee stock options for options to purchase 1,538,682 shares of the Company's common stock at an equivalent option exercise price. As a condition to the merger, the Company also exchanged preexisting warrants to purchase PickAX stock for warrants to purchase 2,201,353 shares of the Company's common stock, also subject to a holdback of ten percent (10%) of the shares represented by such warrants. All such exchanges in the merger were based upon a negotiated exchange ratio of 0.50916 shares of the common stock of the Company for each one share of PickAX common stock.

    The consideration paid at the closing of the merger was determined through arms-length negotiations between the Company and PickAX, all as further described in the Definitive Proxy Statement filed with the Securities and Exchange Commission by the Company on November 16, 2000. For more information, please see "Certain Relationships and Related Transactions."

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL

        The Company's Board of Directors is divided into three classes, with the term of office of one class expiring each year. Vacancies on the Board and newly created directorships are filled by vote of a majority of directors then in office, and any directors so chosen will hold office until the next election of the class for which such directors were chosen. On August 14, 2001 the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation subject to stockholder approval, to set the number of directors at any number between five (5) and nine (9). Please see "Proposal Three -- Amendment to the Restated Certificate of Incorporation to Change the Required Size of the Board of Directors" for a complete description of that proposal. If Proposal Three does not pass, we will have a vacancy on our Board of Directors.

        At the Annual Meeting, two individuals will be elected as Class II directors, each to serve for a three year term and until his successor is duly elected and qualified. The Board of Directors has nominated Gerald F. Chew and Carlton H. Baab for election as Class II directors at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

        The proxies given to the proxyholders will be voted or not voted as directed therein and, if no direction is given, will be voted FOR approval of the director nominees named herein. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in the place of such nominee.

NOMINEES AND CURRENT DIRECTORS

        The table below sets forth the names, ages and positions of the nominees and each of the other current directors of the Company as of October 31, 2001. A summary of the background and experience of each of these individuals is set forth following the table.

                                                                          DIRECTOR    TERM
        NAME                                     AGE       POSITION         SINCE    EXPIRES
        ----                                     ---       --------       --------   -------
        Geoffrey P. Wagner(1)(2)(3).........     44    Chairman of the      1998       2002
                                                       Board
        Douglas G. Marshall(1)(3)...........     45    Director             1998       2002
        Gerald F. Chew(2)...................     41    Director, Nominee    1998       2001
        Bryce J. Burns(1)...................     44    Director             2000       2003
        Bryan Sparks(2)(3)..................     40    Director             2000       2003
        Gil Figueroa........................     57    Director             2000       2001
        Carlton H. Baab ....................     44    Nominee                -          -

--------------
(1)   Member of the Compensation Committee.

(2)   Member of the Audit Committee.

(3)   Member of the Nominating and Corporate Governance Committee.

        Geoffrey P. Wagner was appointed the Chairman of the Board of Directors in August 2001. Mr. Wagner has served on our Board of Directors as a Class I Director since 1998. In addition, Mr. Wagner served as Secretary of the Company from February 1999 through November 2000. Mr. Wagner has been the sole General Partner of Rockport Group LP since its founding in September 1990. The Rockport Group LP invests in a variety of industries, including technology, healthcare and apparel. Prior to 1990, Mr. Wagner held sales executive positions at several leading Wall Street firms, including five years at Bear, Stearns & Co., Inc. and five years at Kidder, Peabody & Co.,

Inc. Mr. Wagner holds a B.S. degree in Business Administration from Portland State University. Mr. Wagner's term as a member of our Board of Directors will expire in 2002. Mr. Wagner currently serves as a member of our Audit, Compensation and Nominating and Corporate Governance Committees.


        Douglas G. Marshall has served on our Board of Directors as a Class I Director since 1998. Mr. Marshall has served as a Vice President of Washington Mutual since November 2001. Until that time, Mr. Marshall served as a Vice President of Bank of America, where he held a number of marketing positions including Vice President of Advertising and Marketing Communications as well as product development and management roles since joining the bank in August 1994. Mr. Marshall holds a B.A. degree in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall's term as a member of our Board of Directors will expire in 2002. Mr. Marshall is currently a member of our Compensation Committee, as well as our Nominating and Corporate Governance Committee.


        Gerald F. Chew has served on our Board of Directors as a Class II Director since 1998. Mr. Chew currently serves as the President and Chief Operating Officer of MDSI Mobile Data Solutions, Inc. ("MDSI"), a company of which he has been a Director since 1995. Prior to joining MDSI, Mr. Chew had been serving as Executive Vice President of Ancora Capital & Management Group, LLC since June 1998 and Managing Director of The Cairn Group since February 1997. From August 1996 to February 1997, he was Chief Operating Officer of Spot Magic, Inc. Mr. Chew is a cousin of the General Partner of Astoria Capital Partners, LP. Mr. Chew currently serves as a member on our Audit Committee.

        Bryce J. Burns has served on our Board of Directors as a Class III Director since February 2000. In addition, Mr., Burns served as the Company's Chairman and Interim Chief Executive Officer from December 2000 to August 2001. Mr. Burns served as Director of Product Management at Novell, Inc., a computer software company, from 1998 to 2000 and served as Executive Vice President and Chief Operating Officer at Caldera Systems, a computer software company, from June 1997 through July 1998. Mr. Burns was also the President of Applied Medical Informatics, Inc., a medical software company from October 1995 to June 1997. Mr. Burns holds a B.S. degree in medical biology from the University of Utah and an M.B.A. from Brigham Young University. Mr. Burns' term as a member of our Board of Directors will expire in 2003. Mr. Burns currently serves as a member of our Compensation Committee.


        Bryan Sparks has served on our Board of Directors as a Class III Director since August 2000. Mr. Sparks serves as the Chairman of Lineo, Inc., a computer software company, which he joined in September 1998, and served as Chief Executive Officer of Lineo until November 2001. From October 1994 through September 1998 Mr. Sparks served as the Chief Executive Officer of Caldera, Inc., a computer software company. Mr. Sparks holds a B.S. degree in Computer Science from Brigham Young University. Mr. Sparks' term as a member of our Board of Directors will expire in 2003. Mr. Sparks is currently a member of our Audit Committee, as well as our Nominating and Corporate Governance Committee.

        Gil Figueroa has served on our Board of Directors as a Class II Director since November 2000. In November 2000, Mr. Figueroa was serving as the Chairman and Chief Executive Officer of PickAX, which Mr. Figueroa formed in August 1999 to acquire Pick Systems. Mr. Figueroa served briefly as the President and Chief Executive Officer of the Company in December 2000 following the acquisition. Mr. Figueroa resigned as an executive officer of the Company at the end of December 2000, and joined Internet Tools Corp., where he serves as President and Chief Executive Officer. From 1995 until he formed PickAX, Mr. Figueroa was President of Advanced Litigation Techniques, Inc. Mr. Figueroa's term of office as a director will expire at the time of the Annual Meeting.


        Carlton H. Baab is a nominee for election as a member of our Board of Directors. Carlton H. Baab joined the Company as the President and Chief Executive Officer in August, 2001. Since May 2001, Mr. Baab has served as a Managing Principal of Astoria Capital Management, a significant stockholder of the Company. From January 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a small-business services firm. From January 1999 to January 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group, a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS's Chief Operating Officer from August 1995 through May 1996. Mr. Baab holds a B.S. in Electrical Engineering from the University of Southern California and an

M.B.A. from the Harvard Graduate School of Business Administration. Mr. Baab also serves on the Board of Directors of Momentum Business Applications, Inc. which provides research and development expertise on a contract basis to PeopleSoft, which distributes computer software for enterprise wide resource planning. If elected, Mr. Baab's term as a member of our Board of Directors will expire in 2004.

VOTING INFORMATION


    Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all nominees proposed by the Board. A stockholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Meeting, has no effect. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote. The persons designated in the enclosed Proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed Proxy.


    Each nominee has agreed to serve the Company as a director if elected. However, should the nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended March 31, 2001, the Board of Directors held 18 meetings. Except for Mr. Marshall, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and all Committees on which he served during his term.

     The members of the Audit Committee are Phillip Barrett, Geoffrey Wagner, Bryan Sparks (as of February 2001) and Gerald F. Chew. Mr. Barrett served as a committee member until he resigned as a member of our Board of Directors in November 2000. The Audit Committee held one meeting during the year ended March 31, 2001. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company's independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

    As of March 31, 2001, the members of the Compensation Committee were Gerald
F. Chew, Bryce J. Burns and Douglas G. Marshall. In May 2001, Mr. Chew was succeeded on the Compensation Committee by Geoffrey Wagner. The Compensation Committee held one formal meeting during the year ended March 31, 2001 and met a number of times on an informal basis. The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company's stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances of awards thereunder.

    On May 23, 2001, the Board of Directors established the Nominating and Corporate Governance Committee. The members of this Committee are Bryan Sparks, Geoffrey Wagner and Douglas G. Marshall. The Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board. In addition, the Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance.

COMPENSATION OF DIRECTORS

    The Company reimburses directors for travel and other out-of-pocket expenses incurred in attending Board meetings but no cash compensation is otherwise paid to directors.

    In April 1999, the Board of Directors determined that it was in the best interests of the Company to adopt the Raining Data Corporation 1999 Stock Option Plan (the "1999 Plan") to consolidate options to be issued to directors, officers, key employees, consultants and advisors under a single option plan and to terminate the 1993 Directors' Warrant Plan, the 1993 Advisors Plan and the 1996 Stock Option Plan, except as to warrants and options then issued and outstanding under such plans. The Board of Directors adopted the 1999 Plan and 1,500,000 shares of the common stock of the Company were reserved for issuance under the 1999 Plan. The stockholders of the Company approved the 1999 Plan during the 1999 Annual Stockholders' Meeting. At the 2000 Annual Stockholders' Meeting the number of shares under the 1999 Plan was increased to 5,000,000.

    On August 14, 2000, the Board of Directors elected Brian Sparks to fill the vacancy created by James Dorst's resignation from the Board of Directors. In connection with the appointment of Mr. Sparks, on August 14, 2000 the

Board granted him an immediately exercisable stock option to purchase 96,825 shares of the Company's common stock under the 1999 Stock Option Plan at an exercise price of $6.80 per share.

    On September 22, 2000, the Board of Directors appointed current director Bryce Burns as the new Chairman of the Board of the Company, replacing Phillip Barrett. In connection with this appointment, the Board granted Mr. Burns a stock option to purchase 32,000 shares of the Company's common stock under the 1999 Stock Option Plan at an exercise price of $5.95 per share. The shares of common stock underlying this option grant vest as to 25% of the grant twelve months after the date of grant and the remaining balance vests monthly thereafter. In addition, on March 1, 2001 the Board granted Mr. Burns an option to purchase 64,825 shares of the Company's common stock under the 1999 Stock Option Plan at an exercise price of $4.09 per share. The shares of common stock underlying this option grant vest as to 25% twelve months after the date of grant and the remaining balance vests monthly thereafter. The March 2001 option grant provides that the vesting will not lapse should Mr. Burns step down as an officer of the Company but remain as a director of the Company. In addition, the March 2001 option grant provides for acceleration of vesting should there be a change in control of the Company.

EXECUTIVE OFFICERS

        The table below sets forth the names, ages and positions of all executive officers of the Company as of October 31, 2001. A summary of the background and experience of each of these individuals is set forth after the table.


        NAME                                     AGE                        POSITION
        ----                                     ---                        --------
        Carlton H. Baab.....................     44    President and Chief Executive Officer
        Mario I. Barrenechea................     40    Senior Vice President - Sales and Marketing
        Mark H. Allen.......................     57    Vice President - Customer Service and Training
        Scott K. Anderson, Jr...............     56    Vice President - Finance, Treasurer and
                                                       Corporate Secretary
        John H. Bramley ....................     44    Vice President - New Applications
        Janet M. Crumpley...................     44    Vice President -  Sales
        Rick Davies.........................     48    Vice President - Major Accounts
        Gwyneth Gibbs.......................     58    Vice President - Europe
        Soheil Raissi.......................     45    Vice President - Product Development and
                                                       Technical Services


        Carlton H. Baab serves as our President and Chief Executive Officer. Mr. Baab was appointed to this position on August 27, 2001. Mr. Baab is also a Nominee for election as a member of our Board of Directors. For additional information regarding Mr. Baab, please see "Election of Directors - Nominees and Current Directors."

        Mario I. Barrenechea serves as our Senior Vice President - Sales and Marketing. Mr. Barrenechea came to the Company from PickAX where he served in a similar capacity as part of the management team that acquired and operated Pick Systems in March 2000. From 1994 through 2000, Mr. Barrenechea served in various executive sales and marketing capacities at Informix, Inc., a leading supplier of computer software multi-dimension databases. Mr. Barrenechea holds a B.S. degree in Electrical Engineering from Temple University.

        Mark H. Allen serves as our Vice President - Customer Service and Training. Mr. Allen joined the Company in August 2001. Prior to joining the Company, and since January 2000, Mr. Allen served as Vice President, Service and Support at Bay Logics, a computer software company. From July 1998 through December 1999 Mr. Allen served as Director, Software Services for SGI (formally Silicon Graphics Computer Systems). In addition, from June 1997 through June 1998 Mr. Allen served as the Director, Research and Development for CoCreate Software, Inc. Mr. Allen attended the University of Massachusetts where he majored in Business Administration.

        Scott K. Anderson, Jr., serves as our Vice President - Finance, Treasurer and Corporate Secretary. Mr. Anderson came to the Company from PickAX where he served in a similar capacity as part of the management team that acquired and operated Pick Systems in March 2000. From 1985 through 2000, Mr. Anderson served as Chief Financial Officer and Corporate Secretary of BBE Sound, Inc., a company that licenses special audio technology to consumer electronic equipment manufacturers. Mr. Anderson also serves on the adjunct accounting faculty at Pepperdine University and holds a B.S. degree in chemical engineering from the University of Pennsylvania and an M.B.A. from Stanford University.


        John H. Bramley serves as our Vice President - New Applications. Mr. Bramley came to the Company from PickAX where he served as Vice President, Engineering. Mr. Bramley was promoted to his new responsibilities in April 2001. Mr. Bramley joined Pick Systems in November 1996. Mr. Bramley holds a B.S. degree in Computer Science from the State University of New York at Plattsburgh.


        Janet M. Crumpley serves as our Vice President - Sales. Ms. Crumpley came to the Company from PickAX, where she served in a similar capacity. Ms Crumpley joined Pick Systems in January 1988.

        Rick Davies serves as our Vice President - Major Accounts. Mr. Davies came to the Company from PickAX where he served Vice President, Technical Services until promoted to his new responsibilities in August 2001. Mr. Davies joined Pick Systems in May 1986. Mr. Davies holds a B.S. degree in Information and Computer Science and a B.A. degree in Psychology from the University of California at Irvine.

        Gwyneth Gibbs serves as our Vice President - Europe, and is located in our United Kingdom offices. Ms. Gibbs originally joined the Company in October 1994, and was initially responsible for Research and Development in Europe before accepting worldwide responsibility for the Company in October 1998. Ms. Gibbs served as President and Interim Chief Executive Officer of the Company from October 1998 until the Company's merger with PickAX in December 2000. Ms. Gibbs served as a Director of the Company from 1999 until her resignation as an officer and director in June 2001. Ms. Gibbs was elected Vice President - Europe in October 2001. Ms. Gibbs holds a B.S. in Astronomy from the University of London.

        Soheil Raissi serves as Vice President - Product Development and Professional Services. Mr. Raissi joined the Company September 2001. From September 2000 through March 2001, Mr. Raissi served as Vice President, Product Development for Equative, Inc. a computer software company providing web-based enterprise resource management applications to medium and larger enterprises. From September 1999 through August 2000, Mr. Raissi served as Vice President, Technical Services for Zland.com an application service provider supplying hosted web-based applications through the Internet. From February 1996 through September 1999, Mr. Raissi served as the founding president of the Information Technology Group, which provided record and information management and scheduling information services to Fortune 1000 companies. Mr. Raissi holds a B.S. degree in Computer Science from California State University, Dominguez Hills and a B.A. degree in Literature from Pars University in Tehran, Iran.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation of the Company's Named Executive Officers, which consist of (a) all persons serving as the chief executive officer during the most recent fiscal year, (b) the four most highly compensated executive officers serving as such at the end of the fiscal year, and (c) the two most highly compensated former executives for whom disclosure would have otherwise been required but for the fact they were not serving as such at the end of the fiscal year ended March 31, 2001:

                                                                                   LONG-TERM
                                                          ANNUAL COMPENSATION     COMPENSATION
                                                         ----------------------   ------------
                                                                                   SECURITIES
                                                                                   UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION                YEAR      SALARY($)     BONUS($)    OPTIONS(#)  COMPENSATION($)(9)
    ---------------------------                ----      --------      --------    ----------  ------------------
Bryce J. Burns(1) ..........................   2001      $ 75,000           --       96,825         $ 9,124
    Interim Chief Executive Officer and
    Chairman

Gwyneth M. Gibbs(2) ........................   2001      $144,423           --       30,000         $21,934
    Vice President - Europe; Former            2000      $107,884      $40,000       65,000         $22,283
    President and Interim Chief Executive      1999      $ 79,874      $33,209        5,000         $22,855
    Officer

Gil Figueroa(3) ............................   2001      $254,738           --      152,748         $97,119
    Former President and Chief Executive
    Officer

Richard K. Lauer(4) ........................   2001      $268,750      $20,000      259,121              --
    President and Chief Operating Officer

Timothy J. Holland(5) ......................   2001      $187,500           --      233,663         $ 2,820
    Senior Vice President and Chief
    Technology Officer

Mario I. Barrenechea(6) ....................   2001      $306,300           --      259,121         $ 2,478
    Senior Vice President - Sales and
    Marketing

Scott K. Anderson, Jr.(7) ..................   2001      $185,000      $10,000      182,748         $ 1,500
    Vice President - Finance, Treasurer
    and Corporate Secretary

James Dorst(8) .............................   2001      $121,875           --           --         $46,875
    Former Chief Operating Officer and         2000      $ 94,507           --       96,825              --
    Chief Financial Officer

---------------

(1) Mr. Burns served as Interim Chief Executive Officer from December 29, 2000 until August 29, 2001, and as Chairman of the Company from September 22, 2000 until August 29, 2001. Mr. Burns remains a member of our Board of Directors.

(2) Ms. Gibbs resigned as President and Interim Chief Executive Officer at the time of the PickAX acquisition and was subsequently elected Vice President, European and African Operations of the Company. Ms. Gibbs resigned as an officer of the Company effective June 30, 2001 and resigned as a member of our Board of Directors effective August 14, 2001. Ms. Gibbs was appointed our Vice President - Europe in October 2001.

(3) Mr. Figueroa was serving as President and Chief Executive Officer of PickAX at the time of the PickAX acquisition and joined the Company and served as President and Chief Executive Officer through December 29,

      2000. Mr. Figueroa is currently a member of our Board of Directors. Mr. Figueroa's compensation includes amounts earned at PickAX from April 1, 2000 through the date of the acquisition and options to purchase 152,748 shares of the Company's common stock assumed in connection with the acquisition.

(4) Mr. Lauer served as our President and Chief Operating Officer from December 29, 2000 until he left the Company in August 2001. Mr. Lauer's compensation includes amounts earned at PickAX from April 1, 2000 through the date of the acquisition and options to purchase 229,121 shares of the Company's common stock assumed in connection with the acquisition.

(5) Mr. Holland served as our Senior Vice President and Chief Technology Officer from the time of the PickAX acquisition until he left the Company in August 2001. Mr. Holland's compensation includes amounts earned at PickAX from April 1, 2000 through the date of the acquisition and options to purchase 203,663 shares of the Company's common stock assumed in connection with the acquisition.

(6) Mr. Barrenechea was serving as Senior Vice President - Sales and Marketing of PickAX at the time of the acquisition and was elected to the same position in the Company at time of the acquisition. Mr. Barrenechea's compensation includes amounts earned at PickAX from April 1, 2000 through the date of the acquisition and options to purchase 229,121 shares of the Company's common stock assumed in connection with the acquisition.

(7) Mr. Anderson was serving as Vice President - Finance and Administration and Corporate Secretary of PickAX at the time of the acquisition and was elected Vice President - Finance, Treasurer and Corporate Secretary of the Company at time of the acquisition. Mr. Anderson's compensation includes amounts earned at PickAX from April 1, 2000 through the date of the acquisition and options to purchase 152,748 shares of the Company's common stock assumed in connection with the acquisition.

(8) Mr. Dorst resigned as an officer of the Company on October 16, 2000 and resigned as a member of our Board of Directors on August 14, 2000.

(9) Amounts presented include the following amounts for the individuals named below:

      (i) premiums paid by the Company during the fiscal year with respect to term life insurance for the benefit of the Mr. Barrenechea in the amount of $2,478.

      (ii) contributions to the Company's 401(k) program on behalf of the Named Executive Officer's 401(k) Plan in the amount of $1,200 for Mr. Figueroa, $2,820 for Mr. Holland and $1,500 for Mr. Anderson. Contributions to the United Kingdom company pension plan for Ms. Gibbs totaled $21,934 during the 2001 fiscal year.

      (iii) balance of rental cost of housing not covered by Mr. Figueroa's housing allowance of $2,000 per month and severance payments of $89,565 made to Mr. Figueroa through March 31, 2001.

      (iv) Mr. Dorst received $46,875 during the 2001 fiscal year as a consultant.

    OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended March 31, 2001 to each of the Named Executive Officers:

                                          NUMBER OF        PERCENT
                                         SECURITIES        OF TOTAL
                                         UNDERLYING        OPTIONS        EXERCISE
                                           OPTIONS        GRANTED IN       PRICE       EXPIRATION
    NAME                                  GRANTED(#)    FISCAL YEAR(1)    ($/SH)(1)       DATE
    ----                                 -----------    --------------   ----------    ----------
Bryce J. Burns.........................    64,825              7%          $4.09        3/1/11
                                           32,000              3%          $5.95        3/1/11
Gwyneth M. Gibbs.......................    30,000              3%          $5.00       3/29/11
Gil Figueroa(2)........................         0              0            -             -
Richard K. Lauer(3)....................    30,000              3%          $4.25       3/29/11
Timothy J. Holland(4)..................    30,000              3%          $4.25       3/29/11
Mario I. Barrenechea(5)................    30,000              3%          $4.25       3/29/11
Scott K. Anderson, Jr.(6)..............    30,000              3%          $4.25       3/29/11
James Dorst(7).........................         0              0             -             -

---------------

(1) Based on an aggregate of 924,400 options granted to directors and employees of the Company in the fiscal year ended March 31, 2001, including the Named Executive Officers. Each of the options listed in the table vests as to 25% of the grant twelve months after the date of grant, and 1/36 of the remaining unvested shares vest each month thereafter.

(2) The number of securities underlying options granted to Mr. Figueroa excludes options to purchase 152,748 shares of the Company's common stock that were granted by PickAX in June 2000.

(3) Mr. Lauer served as our President and Chief Operating Officer from December 29, 2000 until he left the Company in August 2001. The number of securities underlying options granted to Mr. Lauer excludes options to purchase 229,121 shares of the Company's common stock that were granted by PickAX to Mr. Lauer in June 2000.

(4) Mr. Holland served as our Senior Vice President and Chief Technology Officer from the time of the PickAX acquisition until he left the Company in August 2001. The number of securities underlying options granted to Mr. Holland excludes options to purchase 203,663 shares of the Company's common stock that were granted by PickAX in June 2000.

(5) The number of securities underlying options granted to Mr. Barrenechea excludes options to purchase 229,121 shares of the Company's common stock that were granted by PickAX in June 2000.

(6) The number of securities underlying options granted to Mr. Anderson excludes options to purchase 152,748 shares of the Company's common stock that were granted by PickAX in June 2000.

(7) Mr. Dorst resigned as an officer of the Company on October 16, 2000 and resigned as a member of our Board of Directors on August 14, 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

    The following table sets forth, for each of the Named Executive Officers, certain information regarding the year-end value of unexercised options. None of the Named Executive Officers exercised options during the 2001 fiscal year.

                                            NUMBER OF SECURITIES
                                           UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                             OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                               YEAR-END(#)(1)           FISCAL YEAR-END(2)
                                         --------------------------  -------------------------
    NAME                                 EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
    ----                                 -----------  -------------  ----------- -------------
Bryce J. Burns..........................    35,892        157,758           $0         $68,105
Gwyneth M. Gibbs........................    42,326         60,674      $60,859         $47,251
Gil Figueroa............................    30,550              0      $58,063              $0
Richard K. Lauer(3).....................    91,648        167,473     $200,764        $327,866
Timothy J. Holland(4)...................    81,465        152,198     $178,457        $294,405
Mario I. Barrenechea....................    91,648        167,473     $200,764        $327,866
Scott K. Anderson, Jr...................    61,099        121,649     $133,843        $227,484
James Dorst(5)..........................         0              0           $0              $0

-------------

(1) For Messrs. Figueroa, Lauer, Holland, Barrenechea and Anderson, the number of securities underlying unexercised options includes shares underlying options granted by PickAX and assumed by the Company pursuant to the acquisition of PickAX on December 1, 2000.

(2) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be the closing price of the common stock on March 31, 2001, which was $5.14 per share.


(3) Mr. Lauer served as our President and Chief Operating Officer from December 29, 2000 until he left the Company in August 2001. Pursuant to the terms of Mr. Lauer's option agreements, his unvested options lapsed at the time of leaving the Company and his vested options expire 90 days thereafter.

(4) Mr. Holland served as our Senior Vice President and Chief Technology Officer from the time of the PickAX acquisition until he left the Company in August 2001. Pursuant to the terms of Mr. Holland's option agreements, his unvested options lapsed at the time of leaving the Company and his vested options expire 90 days thereafter.


(5) Mr. Dorst resigned as an officer of the Company on October 16, 2000 and resigned as a member of our Board of Directors on August 14, 2000.

EMPLOYMENT AGREEMENTS

        The Company entered into a Service Agreement with Gwyneth Gibbs on April 1, 2000, in connection with her position of Vice President, European and African Operations of the Company. The Service Agreement was subsequently terminated by a Compromise Agreement entered into between the Company and Ms. Gibbs in connection with her resignation from the Company in August 2001. Pursuant to the Compromise Agreement, certain of Ms. Gibbs' unvested options lapsed. In addition, pursuant to the Compromise Agreement, the Company agreed to pay Ms. Gibbs' contractual salary and benefits until March 31, 2002.

        In October 2001, the Company appointed Ms. Gibbs to the position of Vice President - Europe. In connection with Ms. Gibbs' appointment, the Company entered into a new employment agreement with her (the "October Agreement"), pursuant to which the Compromise Agreement was terminated. The October Agreement substantially reinstated the terms of the Service Agreement entered into with Ms. Gibbs on April 1, 2000. However, pursuant to the terms of the October Agreement, Ms. Gibbs will be responsible for supporting the Company's strategy and managing the Company's European subsidiaries. For more information regarding the October Agreement and the reinstated Service Agreement, please see "Certain Relationships and Related Transactions."

        The Company entered into an employment agreement with Gil Figueroa, the Company's former Chief Executive Officer and President on November 30, 2000. Mr. Figueroa resigned as the Company's Chief Executive

Officer and President on December 29, 2000. Pursuant to the agreement, Mr. Figueroa received an annual base salary of $289,000, payable semi-monthly, and was eligible to receive bonuses from time to time at the discretion of the Board of Directors. On March 7, 2001, the Company entered into a Transition and Release Agreement with Gil Figueroa in connection with his resignation as President and Chief Executive Officer of the Company on December 29, 2000. For more information, please see "Certain Relationships and Related Transactions."

        On November 30, 2000, the Company entered into an employment agreement with Mario I. Barrenechea as the Company's Vice President - Marketing and eCommerce. Pursuant to the agreement, Mr. Barrenechea receives an annual base salary of $226,320, payable semi-monthly, and is eligible to receive bonuses from time to time at the discretion of the Board of Directors. The agreement has a term that expires on March 16, 2003, after which Mr. Barrenechea will become an "at-will" employee. If the Company terminates Mr. Barrenechea's employment for cause, he is entitled to receive his base salary and benefits through the date of termination and to exercise any applicable options in accordance with their terms. If the Company terminates Mr. Barrenechea without cause, he is entitled to receive his base salary, benefits and pro rata bonus through the date of termination. In addition, he is entitled to a severance payment equal to his regular base salary for a period of six (6) months from the date of termination.

        The Company entered into an employment agreement with Scott K. Anderson, Jr., as the Company's Vice President - Finance and Administration on November 30, 2000. Pursuant to the agreement, Mr. Anderson receives an annual base salary of $150,000, payable semi-monthly, and is eligible to receive bonuses from time to time at the discretion of the Board of Directors. The agreement has a term of one year, after which Mr. Anderson will become an "at-will" employee. If the Company terminates Mr. Anderson's employment for cause, he is entitled to receive his base salary and benefits through the date of termination and to exercise any applicable options in accordance with their terms. If the Company terminates Mr. Anderson without cause, he is entitled to receive his base salary, benefits and pro rata bonus through the date of termination. In addition, he is entitled to a severance payment equal to his regular base salary for a period of six (6) months from the date of termination.

        The Company also entered into similar employment agreements with Messrs. Lauer and Holland on November 30, 2000. However, Messrs. Lauer and Holland left the Company in August 2001, and, except for the severance provisions of the agreements, such agreements are no longer in effect. For more information, please see "Certain Relationships and Related Transactions."

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

        Based solely on its review of the copies of such forms received by it and representations that no other forms were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with in a timely fashion, except as follows: Gwyneth Gibbs filed a late Form 3 and reported four transactions late on a Form 5; Bryan Sparks filed a late Form 3; Astoria Capital Partners filed a late Form 3 and filed late Form 4 reports for the months of January, February, March, April, June, July, November and December 2000 with respect to an indeterminable number of transactions; and Richard Koe filed a late Form 3 and filed late Form 4 reports for the months of July, November and December 2000 with respect to an indeterminable number of transactions.

                            REPORT OF AUDIT COMMITTEE


To the Board of Directors:

        We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2001.

        We have discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

        We have also considered whether the provision of services by Grant Thornton LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-QSB for the most recent fiscal year, is compatible with maintaining the independence of Grant Thornton LLP.


                                 Gerald F. Chew
                                  Bryan Sparks
                               Geoffrey P. Wagner

                                      * * *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On December 23, 1999, the Company obtained a $3,000,000 line of credit from Astoria Capital Partners, L.P. ("Astoria"), pursuant to the terms of a Credit Facility Agreement dated as of December 21, 1999 (the "Credit Facility Agreement"). The line of credit had a term of six (6) months and was extended by the further agreement of the Company and Astoria on April 30, 2000 for an additional period of four (4) months. Under these arrangements the Company may draw up to $500,000 from the line of credit per month as set forth in the Credit Facility Agreement. In connection with the issuance of the line of credit, the Company issued a promissory note in the principal amount of up to $3,000,000 to Astoria dated as of December 21, 1999 and amended on April 30, 2000. All principal and accrued interest on the promissory note is due and payable on August 30, 2000. The promissory note was extended and subsequently converted into 645,467 shares of the Company's common stock at the time of the acquisition of PickAX through the exercise of the Warrant (as defined and discussed below). The promissory note bears interest at a rate of eight percent (8%) per annum and has a default rate of interest of ten percent (10%) per annum. The promissory note is secured by certain assets of the Company. While any debt is outstanding or the line of credit remains in effect, except for any debt owing to the Astoria or debt issued contemporaneously with payment of the debt in full and termination of the line of credit, the Company must not incur any indebtedness without the written consent of Astoria, except the Company may incur junior debt in the aggregate principal amount of up to $500,000 in connection with the purchase or lease of property (whether or not in the ordinary course of business). Astoria owns, either beneficially, or of record, more than five percent of our voting securities. In addition, Gerald F. Chew, a member of our Board of Directors, is a cousin of Richard Koe, a General Partner of Astoria.

        In addition, and also in connection with the issuance of the line of credit, on December 21, 1999 the Company issued to Astoria a Non-Transferable Warrant (the "Warrant") to purchase shares of capital stock of the Company at a purchase price per share of $5.00. The Company also granted Astoria certain registration rights with respect to the shares underlying the Warrant. On December 1, 2000 Astoria exercised the Warrant for 645,467 shares of common stock.

        On December 1, 2000 a wholly-owned subsidiary of the Company merged with PickAX, Inc., the parent corporation of a group of computer software development, marketing, sales and distribution companies that principally provides database management software. As a result of the merger, the Company owns all of the voting securities of PickAX. The consideration paid by the Company to PickAX stockholders in connection with the merger consisted of approximately 2,847,978 newly issued shares of the Company's common stock, the exchange of preexisting PickAX stock options for options to purchase 1,538,682 shares of the Company's common stock at an equivalent option exercise price and the exchange of preexisting PickAX warrants for warrants to purchase 2,201,353 shares of the Company's common stock, subject to the Holdback. Astoria, who was a substantial stockholder of PickAX prior to the merger, owned prior to the merger, and continues to own, either beneficially or of record, greater than five percent of our voting securities. In addition, at the time of the merger, Gil Figueroa, a member of the Company's Board of Directors, was also a principal stockholder of PickAX.

        Prior to the merger, Astoria held substantial interests in the capital stock of both the Company and PickAX. Prior to the merger Astoria owned over thirty-four percent (34%) of the capital shares of the Company on an as converted basis. In addition, immediately prior to the merger, Astoria owned 1,382,500 shares of common stock of PickAX and also owned senior convertible debt securities and warrants permitting Astoria to acquire approximately 16,211,000 additional shares of common stock of PickAX, thereby making Astoria the controlling stockholder of PickAX. In connection with the merger, Astoria received 633,522 shares of the Company's common stock and a warrant to purchase 1,207,218 shares of the Company's common stock (the "Exchange Warrant") in exchange for its outstanding common stock and warrants in PickAX, subject in each case to the Holdback.

        In connection with the merger, the Company exchanged a preexisting senior convertible note issued by PickAX and held by Astoria for a new promissory note issued by the Company to Astoria in the approximate amount of $18,525,417 in principal and accrued interest. The new promissory note bears interest at a rate of eight percent (8%) per annum and is due upon the earlier of: (a) two (2) years after the date of issuance; or (b) upon the closing of any public or private offering of securities by the Company. Pursuant to the terms of the new promissory note, if the Company has a public or private securities offering, it is required to pay fifty percent (50%) of the net cash proceeds of such offering against the accrued and unpaid interest of the new promissory note. In addition, as of November 30, 2000, Astoria received warrants to purchase an additional 500,000 shares of the Company's common stock at an exercise price of $7.00 per share. The amount of the consideration given by the Company in exchange for the outstanding PickAX stock, options and warrants in the merger combined, based on
(i) a per share closing price of the common stock of the Company of $4.125 on November 30, 2000, (ii) a net valuation of the options and warrants assuming full vesting and exercise as of November 30, 2000 at the required exercise price, and (iii) including the amount of the new promissory note issued to Astoria, was approximately $35,598,536. For more information, please see "Security Ownership of Certain Beneficial Owners and Management - Change of Control."


        As of December 4, 2000, the Company sold an additional 1,997,366 shares of common stock in a separate private placement to Astoria in exchange for total consideration of $8,147,886. Of the total consideration, $4,000,000 is attributable to the issuance of 969,697 shares of the Company's common stock to Astoria and the remaining $4,147,886 is attributable to the issuance of 1,005,548 shares of the Company's common stock to Astoria in exchange for the cancellation of a July 2000 promissory note issued by PickAX and held by Astoria.

        In August 2000, two limited partners in RCJ Capital Partners LP loaned the Company $550,000. The loans have a term of two years and bear annual interest at 4% payable semiannually. The promissory notes evidencing the loans provide for the automatic conversion of the principal and unpaid interest into shares of the Company's stock at a conversion price $6.17 at maturity in August 2002. RCJ Capital Partners LP owns, either beneficially, or of record, more than five percent of our voting securities. In addition, Geoffrey P. Wagner, a member of our Board of Directors, is the sole general partner of Rockport Group LP, which is the sole general partner of RCJ Capital Partners LP.

        In September 2000, the Phillip and Debra Barrett Trust loaned the Company $250,000. The loan has a term of two (2) years and bears annual interest at ten percent (10%) payable quarterly. The Phillip and Debra Barrett Trust owns, either beneficially or of record, more than five percent (5%) of our voting securities.


        In connection with Gwyneth Gibbs' appointment as Vice President - Europe in October 2001, the Company and Ms. Gibbs entered into the October Agreement which substantially reinstates the terms of Ms. Gibbs' former Service Agreement. In addition, under the terms of the October Agreement, Ms. Gibbs was granted an option to purchase 20,000 shares of the Company's common stock at an option exercise price of $2.00 per share and she is entitled to receive a bonus of Pound Sterling 50,000 on March 31, 2002.


        Under the terms of the Service Agreement (which was substantially reinstated by the October Agreement), the Company retained Ms. Gibbs as an officer of the Company for an initial term of two (2) years, which was subject to automatic renewals for subsequent two year terms, unless sooner terminated. The Service Agreement provides for an annual base salary of Pound Sterling 83,000, with annual increases based on the Index of Retail Prices published by the Office for National Statistics. In addition, under the terms of the Service Agreement, Ms. Gibbs is entitled to Company contributions to a Company retirement plan open to all United Kingdom employees.

        On August 29, 2001, Mr. Lauer left the Company. Pursuant to the terms set forth in Mr. Lauer's former employment agreement with the Company, he is entitled to receive a severance payment in the amount $115,500, which amount is to be paid in equal semi-monthly payments, subject to all tax withholdings and reporting, until May 30, 2002.

        The Company is also required to pay Mr. Holland severance in connection with his departure from the Company on August 29, 2001. Pursuant to the terms of Mr. Holland's former employment agreement with the Company, he is entitled to receive a severance payment in the amount $90,000, which amount is to be paid in equal semi-monthly payments, subject to all tax withholdings and reporting, until May 30, 2002.

        On March 7, 2001, the Company entered into a Transition and Release Agreement with Gil Figueroa in connection with his resignation as President and Chief Executive Officer of the Company on December 29, 2000. Pursuant to the terms of the Transition Agreement, Mr. Figueroa will receive severance pay of $24,083 per month through December 31, 2001. In addition, the Company agreed to pay Mr. Figueroa's COBRA insurance payments through that period. The Company also paid Mr. Figueroa's rental house payments through the end of the lease in

April 2001 and provided him with a moving allowance of $7,500 for relocation upon termination of the lease. The Company permitted Mr. Figueroa to retain a Company car previously provided to him through December 31, 2001, and to reimburse Mr. Figueroa for legal expenses incurred in connection with the negotiation of the Transition Agreement, of up to $8,500.

        On August 27, 2001, Carlton H. Baab was appointed as our President and Chief Executive Officer. Mr. Baab will receive an annual salary of $248,000 in such position. On September 24, 2001, in connection with his appointment, the Board of Directors granted Mr. Baab an option under the Company's 1999 Stock Option Plan to purchase 1,000,000 shares of the Company's common stock at an exercise price per share of $1.55. Mr. Baab's option vests ratably on a daily basis over a period of six (6) months from the date of grant and has a term of ten (10) years. In addition, pursuant to the terms of Mr. Baab's option, all unvested shares covered by the option shall automatically vest immediately prior to a change of control of the Company.

        On September 27, 2001, the Company sold 1,760,000 shares of common stock at a price per share of $1.25 to Astoria. In addition, as part of the transaction, the Company also entered into a registration rights agreement with Astoria pursuant to which the Company is obligated to prepare and file a registration statement with the Securities and Exchange Commission, by December 27, 2001, for the resale of the common stock acquired by Astoria in the transaction.

        In connection with the September 24, 2001 option grant to Mr. Baab and the September 27, 2001 sale of common stock to Astoria, automatic adjustments were made to the Exchange Warrant held by Astoria pursuant to the anti-dilution provisions therein. As a result of such anti-dilution adjustments, the number of shares of the Company's common stock underlying the Exchange Warrant increased by 85,690 shares. In addition, in connection with the September 27, 2001 sale of common stock to Astoria, the Company was obligated to adjust the exercise price of the warrant granted by the Company to Astoria on November 30, 2000. Pursuant to the adjustment, the warrant exercise price was reduced to $6.54 per share from $7.00 per share.

        In November 2001 the Company entered into indemnification agreements with each of its directors and executive officers.

        The Company has also entered into employment agreements with certain of its executive officers. For more information, please see "Executive Compensation
- Employment Agreements."

                                  PROPOSAL TWO

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK

PROPOSED AMENDMENT TO ARTICLE IV OF THE RESTATED CERTIFICATE OF INCORPORATION

        At the Annual Meeting, stockholders will be asked to vote on a proposal to amend the Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 shares, $0.10 par value per share, to 60,000,000 shares, $0.10 par value per share. In November 2001, the Board of Directors approved this amendment to the Company's Restated Certificate of Incorporation, subject to stockholder approval. If approved by Company stockholders, Article IV of the Restated Certificate of Incorporation would be amended in its entirety to read as follows:

           "FOURTH. This corporation is authorized to issue two classes of stock to be designated, respectively, "common" and "preferred." The number of common shares authorized is 60,000,000, each with a par value of $0.10. The number of preferred shares authorized is 300,000, each with the par value of $1.00."

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT


        The Board of Directors believes that it is in the Company's best interest to amend the Restated Certificate of Incorporation to increase the number of authorized shares of common stock to provide the Company with the flexibility to meet its business needs and to take advantage of opportunities as they arise. The proposed increase in the number of authorized shares of common stock would result in additional shares being available for stock incentive plans, acquisitions or future financing options. The Company currently has no specific plans, arrangements or understandings with respect to the issuance of these additional shares, and no other change in the rights of stockholders is proposed.


        The amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock, if approved by stockholders, will be effective upon the execution, acknowledgement and filing of a certificate of amendment with the Delaware Secretary of State.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED


        The Board of Directors has adopted and approved the proposed amendment to Article IV of the Restated Certificate of Incorporation, subject to the requisite approval by the Company's stockholders. The Board of Directors of the Company has considered the proposed amendment and recommends that the Company's stockholders adopt the proposed amendment to Article IV of the Restated Certificate of Incorporation as set forth in this Proxy Statement. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to adopt the proposed amendment to Article IV. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed Proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed Proxy.

                                 PROPOSAL THREE

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                             TO CHANGE THE REQUIRED
                         SIZE OF THE BOARD OF DIRECTORS


PROPOSED AMENDMENT TO ARTICLE VI OF THE RESTATED CERTIFICATE OF INCORPORATION

        The Restated Certificate of Incorporation currently specifies that the Company shall have a fixed number of directors, which number is currently set at seven (7). In August 2001, the Company's Board of Directors voted to amend
Article VI of the Restated Certificate of Incorporation to change the requirement of having a fixed number of seven (7) directors, to having a range of directors that is not less than five (5) and not more than nine (9), with the exact number of directors to be fixed from time to time by the Board.

        The Board of Directors has adopted resolutions setting forth the proposed amendment to Article VI of the Restated Certificate of Incorporation, the advisability of the proposed amendment, and a call for submission of the proposed amendment for approval by the Company's stockholders at the Annual Meeting. If approved by Company stockholders, Article VI of the Restated Certificate of Incorporation would be amended in its entirety to read as follows:

           "Sixth. The number of directors which shall constitute the whole of the Board of Directors shall be as fixed from time to time by vote of a majority of the entire Board of Directors; provided, however, that the number of directors shall be at least five (5) and not more than nine
        (9), and that the number or directors shall not be reduced so as to shorten the term of any director at the time in office. The board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors permits. At each annual meeting of stockholders, successors to the class of directors whose terms expire at the annual meeting shall be elected for a three-year term. All directors of this corporation may be removed with or without cause. This article may be amended, altered, modified or repealed only with the affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares."

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT


        The Board of Directors believes that it is in the Company's best interest to amend the Restated Certificate of Incorporation to change the requirement of having a fixed number of seven (7) directors, to having a range of directors that is not less than five (5) and not more than nine (9). The Board believes that amending the Company's Restated Certification of Incorporation to effect such change will provide the Company greater flexibility in adjusting the size of the Board to reflect the needs and activity of the Company and will allow the Board to take advantage of opportunities to elect qualified directors as those opportunities come to the Board's attention. The Board has, subject to stockholder approval of the amendment, set the number of directors at six (6).


        The amendment to the Restated Certificate of Incorporation changing the size of the Board of Directors, if approved by stockholders, will be effective upon the execution, acknowledgement and filing of a certificate of amendment with the Delaware Secretary of State.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED


        The Board of Directors has adopted and approved the proposed amendment to Article VI of the Restated Certificate of Incorporation, subject to the requisite approval by the Company's stockholders. The Board of Directors of the Company has considered the proposed amendment and recommends that the Company's stockholders adopt the proposed amendment to Article VI of the Restated Certificate of Incorporation as set forth in this Proxy Statement. The affirmative vote of two-thirds (2/3) of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to adopt the proposed amendment to Article VI. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed Proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed Proxy.

                                  PROPOSAL FOUR

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
          TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND BYLAWS


PROPOSAL TO ADD A NEW ARTICLE IX TO THE RESTATED CERTIFICATE OF INCORPORATION

        At the Annual Meeting, stockholders will be asked to vote on a proposal to amend the Company's Restated Certificate of Incorporation to grant the Board of Directors the authority to make, adopt, amend or repeal the Bylaws of the Company without stockholder approval to the extent permissible under the Delaware General Corporation Law ("DGCL"). If such proposal is approved by stockholders, the Company's Restated Certificate of Incorporation would be amended to add a new Article IX, which would read in its entirety as follows:

           "NINTH. The board of directors is expressly authorized to make, adopt, amend or repeal the Bylaws of this corporation."

REASONS FOR THE PROPOSAL

        The Board of Directors believes that the proposal will provide the Board of Directors with greater flexibility in governing its internal affairs and its relationships with stockholders and other parties. In addition, the power to amend the Bylaws without the necessity of waiting for the next annual meeting of stockholders or the delay and expense in calling a special meeting of stockholders will enhance the Board of Director's ability to manage the Company and more effectively deal with changed circumstances or requirements with which it may be presented.

        The Board of Directors further believes that from time to time, it may be desirable, or even necessary, to add to or change certain Bylaw provisions to reflect changes in the Company's practices or to reflect changes in applicable law. Granting the Board of Directors the power to amend the Bylaws will allow the Board of Directors to effect such changes in a more efficient, cost-effective manner without the necessity of incurring the expense and time delay of a stockholder meeting.

        The amendment to the Restated Certificate of Incorporation to grant the Board of Directors the authority to make, adopt, amend or repeal the Bylaws of the Company without stockholder approval, if approved by stockholders, will be effective upon the execution, acknowledgement and filing of a certificate of amendment with the Delaware Secretary of State.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

        The addition of new Article IX to the Restated Certificate of Incorporation effectively grants the Board of Directors the authority to amend, alter, change and repeal the Bylaws and to adopt new Bylaws without stockholder approval to the extent permissible under the DGCL. Bylaws typically provide rules and procedures for managing the business and affairs of a corporation, such as calling and giving notice of meetings of stockholders and directors, quorum and voting requirements, voting and inspection procedures, number and term of directors, nomination procedures for election of persons to the board of directors, filling of vacancies on the board, appointment of officers, and description of officers' duties.

        Under the DGCL, a board of directors may amend a corporation's bylaws only if the certificate of incorporation confers such power on the board. Whether or not the board of directors has the power to amend bylaws, the DGCL provides that the grant of such power to the board of directors in a company's certificate of incorporation does not divest or limit the power of the stockholders to adopt, amend or repeal a corporation's bylaws. However, as discussed below, conferring such power on the board of directors provides the board with the authority to require a supermajority vote of stockholders to amend bylaw provisions.

        If Proposal Four is approved, the Board of Directors will be able to amend the Company's Bylaws without stockholder approval; provided, however, that the Company's stockholders will maintain the power to amend the

Bylaws and to change or repeal any amendments made by the Board of Directors. The Board of Directors contemplates that, if the proposal is approved, it will review the Bylaws in light of developments in the corporate governance area since the last time the Bylaws were amended.

        Certain effects of Proposal Four may have anti-takeover implications. The Company's present Certificate and Bylaws contain a number of provisions that may deter or delay a hostile takeover attempt. The DGCL permits adoption of additional measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Many of these additional measures and other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Bylaws. If Proposal Four is approved, the Board of Directors could consider and adopt amendments to the Bylaws that could include, among other things, any of the following provisions: a provision requiring a supermajority vote of the Board of Directors and/or stockholders to amend any provision of the Bylaws designed to reduce the Company's vulnerability to hostile takeover attempts; a provision that directors may only be removed for cause; or provisions for advance notice to the Board of Directors in the case of stockholder proposals or actions by written consent of stockholders. Any of these provisions could have the effect of discouraging or delaying a third party from making a tender offer or otherwise attempting to obtain control of the Company or remove incumbent management. Proposal Four is not, however, being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action which affects control of the Company. However, in discharging its fiduciary obligations to its stockholders, the Board of Directors may consider and adopt certain amendments to enhance the Board of Directors' ability to negotiate with an unsolicited bidder.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED


        The Board of Directors has adopted and approved the proposed amendment to the Restated Certificate of Incorporation to add new Article IX, subject to the requisite approval by the Company's stockholders. The Board of Directors of the Company has considered the proposed amendment and recommends that the Company's stockholders adopt the proposal to amend the Restated Certificate of Incorporation as set forth above. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to adopt the proposal to add new Article IX to the Restated Certificate of Incorporation. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed Proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed Proxy.

                                  PROPOSAL FIVE

                            APPROVAL AND ADOPTION OF
                        2001 EMPLOYEE STOCK PURCHASE PLAN


        At the Annual Meeting, stockholders will be asked to vote on a proposed adoption of the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"). A general description of the principal terms of the Stock Purchase Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Purchase Plan, as proposed to be adopted, which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.


GENERAL DESCRIPTION


        In October 2001, the Board adopted the Stock Purchase Plan, subject to the approval of stockholders at the Annual Meeting. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated parents or subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Stock Purchase Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Stock Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.



        If adopted, an aggregate of 1,000,000 shares of the Company's common stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the Company, and subject to certain limitations under state securities regulations.


SUMMARY OF THE STOCK PURCHASE PLAN


        Purpose. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated parents or subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions.


        Administration. The Stock Purchase Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the "Plan Administrator"). The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Stock Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the Stock Purchase Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan.

        Eligibility. All employees of the Company, and its designated parents or subsidiaries, whose customary employment is for more than five (5) months in any calendar year and more than ten (10) hours per week are eligible to participate in the Stock Purchase Plan. Employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Stock Purchase Plan are not eligible to participate. Employees who have completed fewer than five (5) business days of service with the Company also are not eligible to participate. In addition, no employee will be granted an option under the Stock Purchase Plan if, (i) immediately after the grant, such employee, taking into account stock owned by any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its designated parents or subsidiaries, or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company and its parents or subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock, determined at the fair market value of the shares at the time such option is granted, for each calendar year in which such option is outstanding at any time.

        Purchase of Shares. The Stock Purchase Plan designates Offer Periods and Exercise Dates. Initially, the Stock Purchase Plan shall be implemented through consecutive Offer Periods of six (6) months' duration commencing each February 15 and August 15, except that the initial Offer Period shall commence on January 1, 2002 and shall end on August 14, 2002. On the first day of each Offer Period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the last day of the Offer Period. When the purchase right is exercised, the employee's withheld salary is used to purchase shares of common stock of the Company. The price per share at which shares of common stock are to be purchased under the Stock Purchase Plan during any Offer Period is eighty-five percent (85%) of the fair market value of the common stock on the first day of the Offer Period or eighty-five percent (85%) of the fair market value of the common stock on the last day of the Offer Period, whichever is lower. If there is a change in the capitalization during an Offer Period due, for example, to a stock split, stock dividend or stock reclassification, the price per share on the first day of the Offer Period is proportionally increased or decreased. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over to the next Offer Period or returned to the participant, if the participant withdraws from the Stock Purchase Plan. Payroll deductions may range from one percent (1%) to ten percent (10%) in whole percentage increments of an employee's regular base salary, overtime, bonuses, annual awards and other incentive payments from the Company or one or more designated parents or subsidiaries. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant's payroll deductions may be decreased to zero percent (0%).



        Grant of Option. On the first day of each Offer Period, each participant shall be granted an option to purchase 1,500 shares of the Company's common stock, (subject to certain limitations described in "Eligibility" and "Purchase of Shares" above).


        Withdrawal. A participant may either (i) withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Stock Purchase Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the participant's option under the Stock Purchase Plan. If a participant elects withdrawal alternative (i), all of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, the participant's option for the Offer Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a participant elects withdrawal alternative (ii), no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the participant's payroll deductions credited to the participant's account will be applied to the exercise of the participant's option on the last day of that Offer Period and the participant's option for the Offer Period will be automatically terminated. If a participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the participant delivers to the Company a new subscription agreement.


        Termination of Employment. Upon termination of a participant's employment relationship, at a time more than three (3) months from the last day of the current Offer Period, the payroll deductions credited to such participant's account during the Offer Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated. Upon termination of a participant's employment relationship within three (3) months of the last day of the current Offer Period, the payroll deductions credited to such participant's account during the Offer Period, but not yet used to exercise the option, will be applied to the purchase of common stock on the last day of the current Offer Period, unless the participant, or in the case of participant's death, the person or persons entitled to the participant's account balance, withdraws from the Stock Purchase Plan. In such a case, no further payroll deductions will be credited to the participant's account following the participant's termination of employment and the participant's option under the Stock Purchase Plan will be automatically terminated after the purchase of common stock on the last day of the current Offer Period.


        Death. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Stock Purchase Plan who is living at the time of such participant's death, the Company shall deliver shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed to the knowledge of the Plan Administrator, then the Plan Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Plan Administrator) of the participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the participant, such distribution to be made by the law of descent and distribution.

        Nontransferability of Options. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation of a beneficiary as discussed above. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds from an Offer Period as discussed above.


        Adjustments. In the event of any change in the Company's capitalization, such as a stock split, reverse stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, or as the Plan Administrator may determine, in its discretion an appropriate adjustment shall be made in the number of shares under the Stock Purchase Plan, the number of shares covered by each option which have not yet been exercised, the number of shares which have been authorized for issuance but not yet placed under option and the price per share covered by each outstanding option. Except as the Plan Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment shall be made with respect to, the number of shares of common stock covered by each option under the Stock Purchase Plan which have not yet been exercised, the number of shares of common stock which have been authorized for issuance under the Stock Purchase Plan, but not yet placed under option or the Purchase Price.


        Corporate Transactions. In the event (1) of the consummation of (i) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls the Company or such surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or the entity that controls the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the sale or disposition by the Company of all or substantially all the Company's assets, (2) of the complete liquidation of the Company or (3) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (but excluding any "person" who is the "beneficial owner" of an aggregate of 50% or more of the total voting power of the Company's outstanding securities as of the January 1, 2002 effective date of the Stock Purchase Plan, or any affiliate thereof), each option under the Stock Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new exercise date or an earlier date for termination of the Offer Period (the "New Exercise Date").

        If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a sale of assets, merger or acquisition of securities as described above, the Plan Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the exercise date for the participant's option has been changed to the New Exercise Date and that either (i) the participant's option will be exercised automatically on the New Exercise Date or (ii) the Company will pay to the participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Plan Administrator that is equal to the difference in the fair market value of the shares subject to the option and the purchase price due had the participant's option been exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offer Period.

        Amendment and Termination of the Stock Purchase Plan. The Plan Administrator may at any time and for any reason terminate or amend the Stock Purchase Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Stock Purchase Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Plan Administrator or stockholders may alter or impair any option previously granted under the Stock Purchase Plan without the consent of affected participants. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Offer Periods, determine whether subsequent Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Stock Purchase Plan. In any event, the Stock Purchase Plan shall terminate ten (10) years from the date on which the Stock Purchase Plan becomes effective.


CERTAIN FEDERAL TAX INFORMATION


        A participant who disposes of any shares received pursuant to the Stock Purchase Plan within two years after the enrollment date (which is the first day of the Offer Period during which the participant purchased such shares) or within one year after the exercise date (which is the date the shares are purchased), (a "disqualifying disposition") will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the Stock Purchase Plan at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the Offer Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by a participant in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the optionee's disposition of the purchased shares. The foregoing summary of the federal income tax consequences of Stock Purchase Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.


NEW PLAN BENEFITS

        The Board has approved the Stock Purchase Plan, however continuance of the Stock Purchase Plan is subject to approval by the stockholders of the Company. The number of purchases, if any, to be made after approval of the Stock Purchase Plan to specific employees or groups thereof, cannot currently be determined.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED


        The Board of Directors has approved the adoption of the 2001 Employee Stock Purchase Plan, subject to the requisite approval by the Company's stockholders. The Board of Directors of the Company recommends that the Company's stockholders approve and adopt the 2001 Employee Stock Purchase Plan. The affirmative vote of a majority of the shares of common stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve and adopt the 2001 Employee Stock Purchase Plan. If such approval is obtained, the Stock Purchase Plan will become effective upon the date of the Annual Meeting. Should such stockholder approval not be obtained, then the Stock Purchase Plan will not become effective.



        Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal. Abstentions will have the same effect as a vote against the matter but broker non-votes will not be counted for this purpose. The persons designated in the enclosed Proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed Proxy.

                                  PROPOSAL SIX

                                  RATIFICATION
                  OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected the accounting firm of Grant Thornton LLP to serve as its independent accountants for the fiscal year ending March 31, 2002. Grant Thornton LLP has audited the Company's financial statements since 1999. A proposal to ratify the appointment for the current year will be presented at the Meeting. Representatives of Grant Thornton LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

        The Company incurred the following fees to Grant Thornton LLP during the 2001 fiscal year:

- Audit Fees. Grant Thornton LLP billed the Company an aggregate of $103,160 for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

- Financial Information Systems Design and Implementation Fees. The Company did not engage Grant Thornton LLP for financial information systems design and implementation, as defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the most recent fiscal year.

- All Other Fees. Grant Thornton LLP billed the Company an aggregate of $174,755 for professional services rendered during the most recent fiscal year, excluding fees for audit services or financial information systems design and implementation.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED


        The Board of Directors recommends a vote FOR ratification of the appointment of Grant Thornton LLP as the Company's independent accountants. Ratification of the selection requires the affirmative vote by a majority of the shares of common stock having voting power present in person or represented by proxy at the Annual Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed Proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed Proxy. If the appointment is not ratified by the stockholders, the Board of Directors is not obligated to appoint other independent accountants, but the Board of Directors will give consideration to such unfavorable vote.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company (Attention: Chief Financial Officer, at the principal offices of the Company), no later than July 15, 2002, for inclusion in the Company's proxy statement and form of proxy for that meeting. In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in the Company's Proxy Statement) to be considered "timely" within the meaning of Rule 14a-4 under the Exchange Act, notice of any such stockholder proposals must be given to the Company in writing not less than 45 days prior to the date on which the Company first mailed its proxy materials for the 2001 meeting, which is set forth on page 1 of this Proxy Statement (or the date on which the Company mails its proxy materials for the 2002 Annual Meeting if the date of that meeting is changed more than 30 days from the prior year). Stockholder proposals are also subject to the Company's Bylaws, which may be amended from time to time.


                                  OTHER MATTERS

    All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

    The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO SCOTT ANDERSON, VICE PRESIDENT - FINANCE, TREASURER AND CORPORATE SECRETARY, RAINING DATA CORPORATION, 17500 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614.



                                         By Order of the Board of Directors,

                                         /s/ Geoffrey P. Wagner

                                         Geoffrey P. Wagner
                                         Chairman of the Board



November 13, 2001
Irvine, California

                                   APPENDIX A

                            RAINING DATA CORPORATION

                                     CHARTER
                          OF THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Raining Data Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.


                                 I. ORGANIZATION

The Committee will be comprised of three or more directors as determined by the Board. The Committee members shall be independent of management and free from any relationship that, in the opinion of the Board, would interfere with their independent judgment as a member of the committee. All Committee members shall have an appropriate understanding of fundamental accounting and financial principals to fulfill their oversight role. The members of the Committee will be appointed to two year terms and may serve consecutive terms. One of the members of the Committee will be elected Committee Chairperson by the Board.


                               II. RESPONSIBILITY

The Committee serves as a representative of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to
(i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission; (ii) the system of internal controls that management has established; and (iii) the external audit process. The Committee shall provide an avenue for communication between the independent accountants, financial management and the Board. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.


                                 III. AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate as requested by members of the Committee.


                                  IV. MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting shall be coordinated through the Committee Chairperson. The Committee will meet with the independent auditors, with and without management present, to discuss the results of their examination.

                               V. SPECIFIC DUTIES

In carrying out its responsibilities, the Committee will:

5.1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

5.2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their comments concerning the adequacy of such controls.

5.3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgment about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

5.4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review shall include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The Committee will review annually the fee arrangement with the independent accountants.

5.5. Inquire as to the independence of the independent accountants and obtain, at least annually, a formal written statement to that effect, outlining all relationships between the independent accountants and the Company.

5.6. At the completion of the annual audit, review with management and the independent accountants the following:

        a. The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K or Form 10-KSB;

        b. Results of the audit of the financial statements, any recommendations with respect to internal controls and other financial matters and, if applicable, a report on changes during the year in accounting principles and their application;

        c. Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information;

        d. Communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles;

        e. If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K or Form 10-KSB;

        f. Review with the Board the Audit Committee Report to be included in the Company's annual proxy statement;

        g. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs;

        h. Recommend to the Board the selection, retention or termination of the Company's independent accountants;

        i. Review with management, and the independent accountants the methods used to establish and monitor the Company's policies with respect to business ethics and activities by Company employees that may have a material impact on the financial statements;

        j. Discuss with the Company's general counsel any legal and regulatory matters that may have a material impact on the financial statements; and

        k. Review interim financial statements with management and the independent accountants, discuss the results of the quarterly review and the impact of significant events considered by the independent accountants in performing their review.

                                   APPENDIX B

                            RAINING DATA CORPORATION
                        2001 EMPLOYEE STOCK PURCHASE PLAN


               The following constitute the provisions of the 2001 Employee Stock Purchase Plan of Raining Data Corporation.

               1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

               2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

               (b) "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Common Stock" means the common stock of the Company.

               (f) "Company" means Raining Data Corporation, a Delaware corporation.

               (g) "Compensation" means an Employee's base salary, overtime, bonuses, annual awards, and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

               (h) "Corporate Transaction" means any of the following transactions:

                   (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (but excluding any "person" who is the "beneficial owner" of an aggregate of 50% or more of the total voting power of the Company's outstanding securities as of the Effective Date, or any affiliate thereof);

                   (2) The consummation of (i) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the

        Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls the Company or such surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or the entity that controls the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the sale or disposition by the Company of all or substantially all the Company's assets; or

                   (3) The complete liquidation of the Company.

               (i) "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

               (j) "Effective Date" means January 1, 2002. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

               (k) "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

               (l) "Enrollment Date" means the first day of each Offer Period.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Exercise Date" means the last day of each Offer Period (or Purchase Period, if applicable).

               (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                   (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                   (iii) In the absence of an established market for the Common Stock of the type described in (1) and (2), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations which requires that consideration be given to (A) the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, or (B) if there are no securities of reasonably comparable corporations in the same industry being traded, the earnings history, book value and prospects of the issuer in light of market conditions generally.

               (p) "Offer Period" means an Offer Period established pursuant to
Section 4 hereof.

               (q) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (r) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

               (s) "Plan" means this Employee Stock Purchase Plan.

               (t) "Purchase Period" means a period specified as such pursuant to Section 4(b) hereof.

               (u) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (v) "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (w) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

               3. Eligibility.

               (a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

               (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

               (c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 10 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than five business days; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

               4. Offer Periods.

               (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or
(ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be six (6) months. Initially, the Plan shall be implemented through consecutive Offer Periods of six (6) months' duration commencing each February 15 and August 15 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on August 14, 2002).

               (b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised on the last day of the Offer Period. However, with respect to any Offer Period, the Administrator may specify shorter Purchase Periods within an Offer Period, such that the option granted on the Enrollment Date shall be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period.
               (c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

               5. Participation.

               (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or in such other form or procedure the Administrator determines for evidencing elections to participate) and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

               (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

               6. Payroll Deductions.

               (a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period.

               (b) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

               (c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

               7. Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) one thousand five hundred (1,500) shares of the Common Stock, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

               8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Offer Period (or Purchase Period, if applicable) or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of
Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period (or Purchase Period, if applicable). During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

               9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

               10. Withdrawal; Termination of Employment.

               (a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. If the Participant elects withdrawal alternative (i) described above, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative
(ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

               (b) Upon termination of a Participant's employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated. Upon termination of a Participant's employment relationship (as described in Section 2(k)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section
14) withdraws from the Plan by submitting a change of status notice in accordance with subsection (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

               11. Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

               12. Stock.


               (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18; provided that at no time shall the total number of shares of Common Stock issuable under this Plan, when combined with shares called for under any other stock bonus or similar plan of the Company and the total number of shares issuable upon exercise of outstanding options, exceed thirty percent (30%) of the then outstanding shares of the Company, as calculated in accordance with the conditions and exclusions of Section 250.140.45 of Title 10 of the California Code of Regulations, unless a percentage higher than 30% is approved by at least two-thirds (2/3) of the outstanding shares of the Company entitled to vote. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.

               (b) A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

               (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

               13. Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

               14. Designation of Beneficiary.

               (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

               15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

               16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

               17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

               18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

               (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

               (b) Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that either:

               (i) the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

               (ii) the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the difference in the Fair Market Value of the shares subject to the option and the Purchase Price due had the Participant's option been exercised automatically under Subsection (b)(i) above.

               For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

               19. Amendment or Termination.

               (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period (and/or any Purchase Period, if applicable) then in progress if the Administrator determines that the termination of the Plan or such one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

               (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, implement and/or change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

               20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

               21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

               22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

               23. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

               24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

               25. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

               26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

               27. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

               28. Dispute Resolution. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Los Angeles) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this
Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

               29. Information to Participants The Company shall provide to each Participant, during the period for which such Participant has an option outstanding, copies of financial statements at least annually and all annual reports and other information which is provided to all shareholders of the Company.

                                    EXHIBIT A


                      Raining Data Corporation 2001 Employee Stock Purchase Plan
                                                          SUBSCRIPTION AGREEMENT

                                   Effective with the Offer Period beginning on:
        [ ] ESPP Effective Date [ ] [FEBRUARY 15, 2002] or [ ] [AUGUST 15, 2002]


1.  PERSONAL INFORMATION [MODIFY DATA REQUESTED AS APPROPRIATE]

    Legal Name (Please Print) __________________________________________  _______________ ___________________
                              (Last)          (First)        (MI)         Location        Department

    Street Address______________________________________________________  ___________________________________
                                                                          Daytime Telephone

    City, State/Country, Zip____________________________________________  ___________________________________
                                                                          E-Mail Address

    Social Security No. __ __ __ - __ __ - __ __ __ __Employee I.D. No.   ___________________________________
                                                                          Manager          Mgr.     Location



2. ELIGIBILITY Any Employee whose customary employment is more than 30 hours per week and more than 5 months per calendar year, who has been an Employee for more than 5 business days and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the Raining Data Corporation 2001 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3. DEFINITIONS Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4. SUBSCRIPTION I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5. PAYROLL DEDUCTION AUTHORIZATION I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 10% of Compensation nor $21,250 per calendar year):

    ----------------------------------------------------------------------------
     Percentage to be
     Deducted (cirle one)    1%   2%   3%   4%   5%   6%   7%   8%   9%   10%
    ----------------------------------------------------------------------------

6. ESPP ACCOUNTS AND PURCHASE PRICE I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7. WITHDRAWAL AND CHANGES IN PAYROLL DEDUCTION I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Offer Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after ten (10) business days from the Company's receipt of the Change of Status Notice.

8. PERPETUAL SUBSCRIPTION I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9. TAXES I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the

    ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10. DISPUTE RESOLUTION The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and I, or our respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Company and I agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Los Angeles) and that we shall submit to the jurisdiction of such court. The Company and I irrevocably waive, to the fullest extent permitted by law, any objection we may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND I ALSO EXPRESSLY WAIVE ANY RIGHT WE HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and I that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

11. DESIGNATION OF BENEFICIARY In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and
    shares due to me under the ESPP:     [ ] I am single    [ ] I am married

    Beneficiary (please print) _________________________________ Relationship to
    Beneficiary (if any)        (Last)      (First)       (MI)

    Street Address ___________________________________  ________________________

    City, State/Country, Zip _________________________

12. TERMINATION OF ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

    Date: ____________   Employee Signature: ___________________________________

                                             ___________________________________
                                             Spouse's signature (if beneficiary
                                             is other than spouse)

                                    EXHIBIT B


                      Raining Data Corporation 2001 Employee Stock Purchase Plan
                                                         CHANGE OF STATUS NOTICE


---------------------------------------------------
 Participant Name (Please Print)

---------------------------------------------------
 Social Security Number


================================================================================
        WITHDRAWAL FROM ESPP

        I hereby withdraw from the Raining Data Corporation 2001 Employee Stock Purchase Plan (the "ESPP") and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me or applied to the purchase of Common Stock depending on the alternative indicated below. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

[ ]     WITHDRAWAL AND PURCHASE OF COMMON STOCK

        Payroll deductions will terminate, but your account balance will be applied to purchase Common Stock on the next Exercise Date. Any remaining balance will be refunded.

[ ]     WITHDRAWAL WITHOUT PURCHASE OF COMMON STOCK

        Entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

================================================================================
[ ]     CHANGE IN PAYROLL DEDUCTION

        I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

--------------------------------------------------------------------------------
  Percentage to be
  Deducted (cirle one)       1%   2%   3%   4%   5%   6%   7%   8%   9%   10%
--------------------------------------------------------------------------------

        An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company's receipt of this notice, unless this change is processed more quickly.

================================================================================

================================================================================

[ ] CHANGE OF BENEFICIARY     [ ] I am single     [ ] I am married

        This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

    Beneficiary (please print) ____________________________________ Relationship
    to Beneficiary (if any)      (Last)       (First)       (MI)

    Street Address _____________________________________  ______________________

    City, State/Country, Zip ___________________________

================================================================================

    Date: _____________    Employee Signature: _________________________________

                                               _________________________________
                                               Spouse's signature (if new
                                               beneficiary is other than spouse)

[X] Please mark votes
    as in this example

                                REVOCABLE PROXY
                            RAINING DATA CORPORATION
                ANNUAL MEETING OF SHAREHOLDERS--DECEMBER 12, 2001

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


        The undersigned hereby appoints Carlton H. Baab and Scott K. Anderson, Jr., and each of them, with full power of substitution as proxies and agents (the "Proxy Agents"), in the name of the undersigned, to attend the Annual Meeting of Shareholders of Raining Data Corporation, a Delaware corporation, to be held at the Crown Plaza Hotel, 17941 Von Karman Avenue, Irvine, California 92614 on Wednesday, December 12, 2001 at 1:00 p.m. local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:


    1.  ELECTION OF DIRECTORS
                    Gerald F. Chew        Carlton H. Baab
               [ ] FOR
               [ ] WITHHOLD
               [ ] EXCEPT

  INSTRUCTION: To withhold authority to vote for any individual nominee, mark
      "Except" and write that nominee's name in the space provided below.

                        -----------------------------------------------

    2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION to increase the authorized number of common shares from 30,000,000 to 60,000,000.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION to change the requirement of having a fixed number of seven (7) directors, to having a range of directors that is not less than five (5) and not more than nine (9).

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    4. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION to grant the Board of Directors authority to make, adopt, amend or repeal the Company's Bylaws.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    5. PROPOSAL TO APPROVE AND ADOPT THE RAINING DATA CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN.

               [ ]     FOR          [ ]     AGAINST       [ ]    ABSTAIN

    6. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP as the Company's independent accountants for the Company's current fiscal year.

               [ ]     FOR          [ ]     AGAINST       [ ]    ABSTAIN

    7. In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE BOARD AND FOR THE BOARD PROPOSALS 2, 3, 4, 5 AND 6.





PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign. Receipt of Notice of Annual Meeting of Shareholders, Annual Report for the year ended March 31, 2001 and Proxy Statement dated November 13, 2001, is hereby acknowledged by the undersigned.



             Dated: ________________________________________, 2001


             _____________________________________________________
                                    Signature


             _____________________________________________________
                             Name, typed or printed


             _____________________________________________________
                  Tax identification or social security number


             _____________________________________________________
                                    Signature


             _____________________________________________________
                             Name, typed or printed


             _____________________________________________________
                  Tax identification or social security number